UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2016

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices) (Zip Code)

(510) 745-1200

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Any statements in this Form 8-K and in the exhibits attached hereto about the Company’s future expectations, plans and prospects, including statements about the expected closing of, and anticipated use of proceeds from, the private placement, the future expectations and plans and prospects for the Company and any statements containing the words “may,” “will,” “would,” “could,” “should,” “might,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “anticipates,” “intends,” “continues,” “forecast,” “designed,” “goal,” “unaudited,” “approximately” or the negative of those words or other comparable words constitute forward-looking statements. These statements are subject to risks and uncertainties that are difficult to predict and actual outcomes may differ materially. These include risks and uncertainties relating to Zasano Pharma’s inability, or the inability of the investors, to satisfy the conditions to closing for the financing; the process of discovering, developing and commercializing products that are safe and effective for use as human therapeutics and risks inherent in the effort to build a business around such products; Zosano Pharma’s ability to raise the substantial additional funds required to achieve its goals; unplanned capital requirements; adverse general economic and industry conditions; competitive factors; and other risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the Securities Exchange Commission on March 29, 2016, its quarterly reports on Form 10-Q, and its other filings with the SEC from time to time. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date of this press release, we cannot in any way guarantee that the future results, level of activity, performance or events and circumstances reflected in forward-looking statements will be achieved or occur. All forward-looking statements are based on information currently available to Zosano Pharma and Zosano Pharma assumes no obligation to update any such forward-looking statements. All capitalized terms in this legend have the meanings defined below.

Item 1.01.	Entry into a Material Definitive Agreement.

On August 15, 2016, Zosano Pharma Corporation (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors described below (the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors for an aggregate price of up to approximately $7.5 million, the following securities (the “Private Placement”) at the closing (the “Closing”): (i) 4,800,000 shares (the “Closing Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), (ii) Series A warrants (the “Series A Warrants”) to purchase up to 4,800,000 additional shares of Common Stock (the “Series A Warrant Shares”) and (iii) Series B warrants (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”) to purchase up to 4,800,000 additional shares of Common Stock (the “Series B Warrant Shares” and together with the Series A Warrant Shares, the “Warrant Shares”), or $1.32 per Closing Share, $0.125 per Series A Warrant Share and $0.125 per Series B Warrant Share. The Series A Warrants and Series B Warrants will have a per share exercise price of $1.45 and $1.55, respectively, and will expire twelve months and one week and five years, respectively, from the date of issuance. The Company retained Guggenheim Securities, LLC as sole lead placement agent and Roth Capital Partners, LLC as co-placement agent and they will receive fees totaling approximately $530,000. The Company intends to use the proceeds from the Private Placement to advance the company’s M207 program towards FDA registration and for general corporate purposes.

The Investors consist of a select group of qualified institutional buyers, institutional accredited investors, accredited investors and certain members of management and board of directors participated in the Private Placement. The Closing is expected to occur on or about August 19, 2016, subject to the satisfaction or waiver of certain closing conditions specified in the Purchase Agreement.

The securities to be issued by the Company pursuant to the Purchase Agreement and upon exercise of the Warrants (collectively, the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Act and by Rule 506 of Regulation D, promulgated by the Securities and Exchange Commission (the “SEC”), and in reliance on similar exemptions under applicable state laws.

Pursuant to the Purchase Agreement, the Company will agree to file a registration statement with the SEC covering resales of the Shares and Warrant Shares by the Purchasers no later than thirty (30) days following the date of the Closing, and to use its commercially reasonable efforts to have such registration statement declared effective as soon as possible thereafter. The Company will bear all expenses of such registration of the resale of the Shares and the Warrant Shares. The Company will be required to pay certain liquidated damages if it does not meet certain obligations with respect to the registration of the Shares and Warrant Shares.

The foregoing descriptions of the Purchase Agreement and the Warrants are summaries of the material terms of such agreements and documents, do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement (and the forms of Warrants attached thereto) filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy any securities of the Company.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above are incorporated herein for this Item 3.02.

Item 8.01.	Other Events.

On August 16, 2016, the Company issued a press release titled “Zosano Pharma Announces Pricing of Private Placement of Common Stock and Warrants.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Securities Purchase Agreement, dated August 15, 2016, by and among Zosano Pharma Corporation and the Investors defined therein

99.1	Press Release dated August 16, 2016, titled “Zosano Pharma Announces Pricing of Private Placement of Common Stock and Warrants”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOSANO PHARMA CORPORATION

Dated: August 16, 2016	By:	/s/ Konstantinos Alataris
		Name:	Konstantinos Alataris
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Securities Purchase Agreement, dated August 15, 2016, by and among Zosano Pharma Corporation and the Investors defined therein

99.1	Press Release dated August 16, 2016, titled “Zosano Pharma Announces Pricing of Private Placement of Common Stock and Warrants”

5